Exhibit 10.39

________________________________________________

PLEDGE AND SECURITY AGREEMENT
_________________________________________________

BETWEEN:

XL INSURANCE (BERMUDA) LTD

AND

ING BANK N.V., LONDON BRANCH
as Secured Party

Dated December 30, 2014

TABLE OF CONTENTS

1	Definitions 1

2	Appointment of Custodian 4

3	Representations and Covenants of the Grantor 4

4	Collateral; Establishment of Collateral Accounts 6

6	Reports 9

7	Additional Covenants of the Grantor 9

8	Remedies; Distribution of Collateral 11

9	Miscellaneous 15

Annexes and Exhibits

ANNEX A
EXHIBIT A - Form of Collateral Transfer Notice
EXHIBIT B - Form of Collateral Release Notice

PLEDGE AND SECURITY AGREEMENT (as amended, restated, modified and supplemented and as in effect from time to time, this "Agreement"), dated as of December 30, 2014 made by XL Insurance (Bermuda) Ltd, as grantor (the "Grantor"), in favour of ING Bank N.V., London Branch, as secured party (the "Secured Party").
WITNESSETH:
WHEREAS, the Grantor and the Secured Party have entered into a Credit Facility Agreement, dated as of December 30, 2014 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"), providing for granting of a letter of credit facility for the account of the Grantor, all as contemplated therein;
WHEREAS, it is a condition precedent to the issuance of each Letter of Credit under the Credit Agreement that the Grantor shall have executed and delivered to the Secured Party this Agreement; and
NOW, THEREFORE, in consideration of the benefits accruing to the Grantor, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby makes the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

1.	Definitions
Terms defined in the Credit Agreement are used herein as defined therein, unless otherwise defined herein. In addition, as used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
"Adverse Claim" has the meaning assigned to such term in Section 8-102(a)(1) of the UCC;
"Agreement" has the meaning provided in the first paragraph of this Agreement;
"Clearing Corporation" has the meaning assigned to such term in Section 8-102(a)(5) of the UCC and includes, among other things, DTC;
"Collateral" has the meaning provided in Section 4.1 hereof;
"Collateral Accounts" has the meaning provided in Section 4.2, and shall include any successor accounts;
"Collateral Release Notice" means a duly completed notice from the Grantor to the Custodian in the form of Exhibit B hereof;
"Collateral Transfer" means a transfer, deposit or delivery of any Property to be included as Collateral by the Grantor to the Secured Party or the Custodian in accordance with Section 4.3;
"Control Agreement" means the Securities Account Control Agreement dated December 30, 2014 among the Custodian, the Grantor and the Secured Party, as amended, restated, modified and supplemented and as in effect from time to time;
"Credit Agreement" has the meaning provided in the recitals of this Agreement;
"Credit Transaction" means, collectively, all Collateral Transfers and all releases of Collateral pursuant to Section 4.4;

"Custodian" means The Bank of New York Mellon;
“Custody Agreement” means the Master Custody Agreement dated as of 22 March 2012 between the Grantor, XLIT LTD., the other parties identified as “Principals” thereunder, and the Custodian, as amended, restated, modified or supplemented to, and each other custody agreement entered into by the Grantor and the Custodian;
"Declared Default" means an Event of Default which has resulted in the Secured Party exercising any of its rights under clause 14.2 of the Credit Agreement;
"Derivative Security" means any security evidencing the right to receive payments of principal only or interest only with respect to an underlying Instrument or Security or otherwise evidencing a right to receive anything but proportionate payments of the principal of and interest on any underlying Instrument or Security, and any forward or futures contract, put, call, collar, option or swap agreement in respect of any Security;
"DTC" means the Depository Trust Company, its successors and assigns;
"Effective Date" means the date on which the Credit Agreement becomes effective;
"Financial Asset" has the meaning assigned to such term in Section 8-102(a)(9) of the UCC;
"Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;
"Governmental Securities" means direct obligations of the United States of America, or direct obligations of any agency or instrumentality thereof the obligations of which are expressly backed by the full faith and credit of the United States of America, or obligations fully and expressly guaranteed as to principal and interest by the United States of America or any such agency or instrumentality thereof, other than any Structured Finance Securities or Derivative Securities;
"Grantor" has the meaning provided in the first paragraph of this Agreement and shall include any successor thereto;
"Indemnitee" has the meaning provided in Section 8.4(b) of this Agreement;
"Instrument" has the meaning assigned to such term in Section 9-102(a)(47) of the UCC;
"Investment Property" has the meaning assigned to such term in Section 9-102(a)(49) of the UCC;
"Location" of the Grantor, means the Grantor's "location" as determined pursuant to Section 9-307 of the UCC;
"Proceeds" means all "proceeds" as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include without limitation, all interest on or other income from the Cash from time to time on deposit in any Collateral Account, and all collections and distributions (including, without limitation, interest and dividends) with respect to any Security held in any Collateral Account;
"Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible;

"Registered Organization" has the meaning provided in Section 9-102(a)(70) of the UCC;
"Requirements of Law" for any Person, means the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject;
"Secured Obligations" means, as to the Grantor, all of the following:

(a)
the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all Outstanding Indebtedness, together with all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and the due performance and compliance by the Grantor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Finance Documents to which it is a party;

(b)	any and all sums advanced by the Secured Party pursuant to this Agreement in order to preserve the Collateral or preserve the Secured Party's security interest in the Collateral; and

(c)
in the event of any proceeding for the collection or enforcement of any reimbursement obligations or other obligations or liabilities of the Grantor referred to in clause (a) above, after a Declared Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs.

Notwithstanding anything to the contrary contained in this definition, it is understood and agreed that the "Secured Obligations" of the Grantor shall include extensions of credit of the types described above under or in connection with the Credit Agreement or this Agreement, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement;
"Secured Party" has the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto;
"Security" and "Securities" has the meaning assigned to such term in Section 8-102(a)(15) of the UCC and shall in any event also include for all purposes under this Agreement any time deposits, certificates of deposit and money market deposits of any commercial bank;
"Securities Account" has the meaning assigned to such term in Section 4.2(a)(ii);
"Securities Intermediary" has the meaning assigned to such term in Section 8-102(a)(14) of the UCC;
"Security Entitlement" has the meaning assigned to such term in Section 8-102(a)(17) of the UCC;
"Structured Finance Securities" means (a) securities representing participations in, or the payment of which is secured by, a pool of loans the repayment of which is secured by a mortgage, deed of trust, other mortgage securities or other fee or leasehold interest upon real estate or other assets, (b) securities representing participations in, or the payment of which is secured by, a pool of receivables (of any nature) or (c) any similar types of securities, other than, in each case, Derivative Securities;

"Termination Date" has the meaning provided in Section 8.8;
"Transmitting Utility" has the meaning given such term in Section 9-102(a)(80) of the UCC;
"UCC" means the Uniform Commercial Code, as amended, and as in effect from time to time in the State of New York, except that references to sections of the UCC refer to the section numbers of such sections as of the date of this Agreement.

2.	Appointment of Custodian

2.1	Appointment.
The Grantor and the Secured Party hereby appoint the Custodian as custodian, bailee, and Securities Intermediary of all Cash and other Investment Collateral at any time delivered to, or deposited with, the Custodian in connection with any and all Credit Transactions and as their agent to effect such Credit Transactions.

3.	Representations and Covenants of the Grantor

3.1	Representations by the Grantor.
The Grantor represents, warrants and covenants that:

(a)
subject to the Custody Agreement (and any other custody arrangements with the Custodian or any sub custodian), it is the legal and beneficial owner (or in the case of Financial Assets that underlie Security Entitlements from time to time credited to the Collateral Accounts, the beneficial owner) of, and has good and marketable title to, all of its Collateral consisting of one or more Securities and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other Security Interest whatsoever, except (i) the Security Interests created by this Agreement, the Control Agreement or Section 5.4 of the Custody Agreement and (ii) any Security Interests arising by operation of law);

(b)	it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(c)
this Agreement has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws or legal principles affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(d)
except to the extent already obtained or made and subject to applicable bankruptcy, insolvency or similar laws, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of the Grantor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than a UCC filing or a registration of this Agreement in the Register of Charges in Bermuda, if applicable) or declaration with, any governmental authority is required to be obtained by the Grantor in connection with (a) the execution, delivery or performance of this Agreement by the Grantor, (b) the validity or enforceability of this Agreement against the Grantor, (c) the perfection the Secured Party's security interest in the Collateral;

(e)
neither the execution, delivery or performance by the Grantor of this Agreement, nor compliance by it with the terms and provisions hereof (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to the Grantor; (ii) will conflict or be inconsistent with or result in any breach of any indenture, lease, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument to which the Grantor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of the Grantor;

(f)
by reason of the agreements of Bank of New York Mellon as securities intermediary in the Control Agreement, "control" (as defined in Section 8-106 of the UCC) has been obtained by the Secured Party over all of the Collateral consisting of Security Entitlements with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the Grantor to provide the Secured Party with "control" of such Collateral has not yet arisen under this Agreement;

(g)
the Grantor covenants and agrees that it will defend the Secured Party's and its right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and the Grantor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Secured Party by the Grantor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Secured Party;

(h)
this Agreement, together with the Control Agreement and the transfer, deposit or delivery of any Collateral by or on behalf of the Grantor to the Secured Party or its agent (including the Custodian), or to any Collateral Account, will constitute, in favour of the Secured Party, a valid first lien on and first priority perfected security interest in all of the Collateral, subject to no other Security Interest, except to any Security Interests in favour of Custodian permitted or contemplated in Section 5.4 of the Custody Agreement or the Security Account Control Agreement, and enforceable as such against all other creditors of the Grantor and except that the attachment, perfection and priority of a security interest in Proceeds may be limited by applicable provisions of the UCC; and

(i)
the exact legal name of the Grantor, the type of organization of the Grantor, whether or not the Grantor is a Registered Organization, the jurisdiction of organization of the Grantor, the Grantor's Location, the organizational identification number (if any) of the Grantor, and whether or not the Grantor is a Transmitting Utility, is listed on Annex A hereto. The Grantor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its

Location, or its organizational identification number (if any) from that used on Annex A hereto, except that any such changes shall be permitted (so long as same do not involve a Registered Organization ceasing to constitute same) if (i) it shall give to the Secured Party written notice of not later than 15 days after each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for the Grantor, and (ii) in connection with such change or changes, it shall promptly take all action reasonably requested by the Secured Party to maintain the security interests of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

4.	Collateral; Establishment of Collateral Accounts

4.1
Pledge, Grant of Security Interest. As security for the prompt and complete payment and performance when due of all of the Secured Obligations, the Grantor does hereby assign and transfer unto the Secured Party, and does hereby pledge and grant to the Secured Party, a continuing security interest in all of the right, title and interest of the Grantor in, to and under all of the following property (and all rights therein) of the Grantor, or in which or to which the Grantor has any rights, in each case whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a)	each Collateral Account;

(b)
all Cash, Securities, Security Entitlements, Investment Property, Financial Assets, credit balances and other assets and Property and all Instruments in respect of any of the foregoing, from time to time deposited or held in or transferred or credited to or carried in any Collateral Account of the Grantor from time to time;

(c)
all Securities, cash or Property representing a dividend on any of the Collateral described in paragraph (b), or representing a distribution or return of capital upon or in respect of any of such Collateral, or resulting from a split-up, revision, reclassification or other like change of any of such Collateral or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, any of such Collateral, from time to time held in any Collateral Account; and

(d)
all Proceeds of any and all of the foregoing (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Grantor in respect of any of the items listed above), all interest on or other income from the Cash and other Property from time to time held in any Collateral Account, and all collections and distributions with respect to the foregoing.

4.2	Establishment of Collateral Accounts.

(a)
On or prior to the Effective Date, the Grantor shall have established with the Custodian, and at all times thereafter until the Secured Obligations shall have been irrevocably and indefeasibly paid in full and this Agreement is terminated in accordance with its terms, the Grantor shall maintain with the Custodian securities accounts as defined in Section 8-501 of the UCC (the "Collateral Accounts" and each, a "Collateral Account") maintained in the name of the Grantor with the Custodian or an Affiliate thereof and which shall at all times be subject to the Control Agreement.

(b)
The Grantor shall direct the Custodian to credit any Cash or Securities deposited, delivered or transferred by the Grantor to the Custodian in connection with any Credit Transaction in accordance with Section 4.3 to the Collateral Account.

4.3	Procedures for Depositing Cash and Crediting Securities to Collateral Accounts.

(a)	In General. The Grantor may, prior to 1:00 p.m. New York City time, on any Business Day, transfer, deliver or deposit Cash or Securities to the Collateral Account.

(b)
Collateral Transfer. Concurrently with, or prior to, any Collateral Transfer to the Custodian for inclusion in the Borrowing Base, the Grantor shall (x) deliver customary forms of the Custodian (completed to the satisfaction of the Custodian) in respect of such Collateral Transfer and (y) notify the Secured Party of such Collateral Transfer in writing, which notice shall be substantially in the form of Exhibit A hereto and shall set forth (i) the date of such Collateral Transfer, (ii) in reasonable detail, a description of the Securities (and the respective fair market value thereof as of the date of such Collateral Transfer), and (iii) a certification that the Borrowing Base is or, after giving effect to such Collateral Transfer and any contemporaneous release of Collateral in accordance with Section 4.4, will be equal to not less than 100% of the aggregate face amount of all issued Letters of Credit on and as of the date of such Collateral Transfer. Each Collateral Transfer shall be made in accordance with customary procedures of the Custodian, which procedures shall be deemed to be incorporated by reference in this Agreement as if set forth in full herein.

(c)
Upon the occurrence of each Credit Transaction, the Grantor shall be deemed to represent and warrant to the Secured Party with respect to each item of Property subject to such Credit Transaction or otherwise constituting Collateral that:

(i)	if such Property is a Security, it is an Eligible Security;

(ii)	the Grantor has noted on its books and records that such Property is pledged to the Secured Party under this Agreement;

(iii)
with respect to a Credit Transaction that is not a Collateral Transfer, the Borrowing Base is equal to not less than 100% of the aggregate face amount of all issued Letters of Credit on and as of the date of such Credit Transaction; and

(iv)
with respect to each such Property, this Agreement (together with the Control Agreement, any applicable UCC filing and any registration in the Register of Charges in Bermuda) and the delivery of such Property to the respective Collateral Account create a valid first lien on and first priority perfected security interest in such Property in favour of the Secured Party, subject to no other Security Interests (other than Security Interests referred to in the Control Agreement) and enforceable as such against all other creditors of the Grantor in each case to the extent provided in, and subject to the limitations of, applicable law, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or other laws or legal principles affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

(d)
Form of Transfer. The Grantor shall transfer each item of Collateral to the Custodian in a form and manner sufficient to create a perfected first priority security interest therein in favour of the Secured Party under the UCC, and otherwise in a form and manner reasonably acceptable to the Secured Party and the Custodian.

(e)
Rights of the Secured Party. Notwithstanding anything to the contrary in this Agreement, the Secured Party shall have the right to reject or direct the return of any Security transferred to any Collateral Account to the extent that it has determined, with the advice of its counsel (which may be in-house counsel), that acceptance of such Security as Collateral or otherwise would violate or conflict with any law, treaty, rule or regulation or determination of any Governmental Authority or other Requirements of Law binding upon the Secured Party.

(f)
Further Assurances. In connection with any Collateral Transfer under this Section 4.3 or otherwise in respect hereof, the Grantor shall take such action, at its own expense, as the Secured Party may reasonably request (including, without limitation, delivering undated bond powers or other instruments of transfer or entering into one or more control agreements on terms satisfactory to the Secured Party) for the purpose of ensuring that the Secured Party will have a perfected first priority security interest with respect to each item of Collateral so transferred.

4.4	Procedures for Requesting Releases of Collateral from Collateral Accounts.

(a)
In General. The Grantor may, prior to 1:00 p.m. New York City time, on any Business Day, request a release of Collateral from the Custodian, from one or more of its Collateral Accounts in accordance with the procedures set forth in Section 4.4(b) hereof.

(b)
Collateral Release Notice. At least one (1) Business Day prior to requesting any such release from the Custodian, the Grantor shall deliver to the Secured Party a Collateral Release Notice substantially in the form of Exhibit B hereto (appropriately completed).

(c)
Notwithstanding anything to the contrary contained in this Agreement or any other Finance Document, the Grantor may not request any Collateral to be released by the Custodian pursuant to Section 4.4(b) hereof if, immediately before or after giving effect thereto and any contemporaneous Collateral Transfer, the Borrowing Base would be less than 100% of the aggregate face amount of all issued Letters of Credit on and as of the date of such release, or (ii) if a Declared Default has occurred and is continuing.

(d)
Notwithstanding anything to the contrary contained in this Agreement or any other Finance Document, following the occurrence and during the continuation of a Declared Default, the Grantor may request that the Secured Party instruct the Custodian to release any Collateral if, immediately before or after giving effect thereto and any contemporaneous Collateral Transfer, the Borrowing Base would be greater than 125% of the aggregate face amount of all issued Letters of Credit on and as of the date of such release. The Grantor shall deliver to the Secured Party a Collateral Release Notice in accordance with Section 4.4(b), and Secured Party shall grant such release if it reasonably determines that the Collateral remaining after such release is sufficient to provide for a Borrowing Base that, following such release, would be greater than 125% of the aggregate face amount of all issued Letters of Credit on and as of the date of such release. If such request is granted, Secured Party shall, as promptly as possible and in any event within 30 days of such request, instruct the Custodian to release such Collateral, and the security interest hereunder in favour of the Secured Party in such Collateral shall automatically, without further action on the part of any party, be released.

5.	Reports

5.1	Rights of Secured Party with Respect to Calculations.

(a)
Notices, Reports, Requests, etc. In making the calculations in connection with any notice, request or report or otherwise, (i) the Secured Party shall be entitled (but not obligated) to rely on the Custodian and (ii) the Secured Party and the Custodian shall be entitled to rely on any independent pricing service, in the determination of the Market Value with respect to the Eligible Securities described therein.

(b)
Limitation on Liability. In no event shall the Secured Party be liable to the Grantor or any other Person for the accuracy of its determination of the Borrowing Base, the Market Value or the Adjusted Market Value of any item of Collateral, for any determination regarding the eligibility of any Securities for inclusion in the Borrowing Base, or for any other determination or calculation except in the case of its bad faith, gross negligence or wilful misconduct (as determined in a court of competent jurisdiction in a final and non-appealable decision).

6.	Additional Covenants of the Grantor
In furtherance of the grant of the pledge and security interest pursuant to Section 4.1 hereof, the Grantor hereby agrees with the Secured Party as follows:

6.1	Delivery and Other Perfection. The Grantor shall:

(a)	take such action as the Secured Party shall reasonably deem necessary or appropriate to duly record the Security Interest created hereunder in the Collateral;

(b)
give, authorize, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party) to create, perfect or preserve the priority of the pledge and security interest granted pursuant hereto or to enable the Secured Party to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, (i) after the occurrence and during the continuance of a Declared Default causing any or all of the Collateral to be transferred of record into the name of the Secured Party or the Custodian or the Secured Party's nominee (and the Secured Party agrees that if any such Collateral is transferred into its name or the name of its nominee, the Secured Party will thereafter promptly give to the Grantor copies of any notices and communications received by it with respect to such Collateral), (ii) in the case of any Securities to be included in the Collateral that are held on the books of any Clearing Corporation, causing such Securities to be credited to an account of a Securities Intermediary designated by the Secured Party maintained with such Clearing Corporation, and (iii) entering into one or more control agreements; and

(c)	if (i) the Grantor is not entitled to receive from the Secured Party distributions with respect to any Collateral pursuant to Section 6.3(a) hereof, (ii) any distribution in respect of any of such

Collateral shall be evidenced by, or any of such Collateral shall otherwise be converted to, any Instrument and (iii) such Instrument is transferred to the Grantor or otherwise at its direction (other than to the Secured Party) in a physical form, immediately transfer, or cause to be transferred, such Instrument to the Custodian for credit to the Collateral Account, and the Custodian shall credit such Instrument to the Collateral Account, duly endorsed in a manner satisfactory to the Secured Party and the Custodian, to be held as Collateral with respect to the Grantor pursuant to this Agreement, and the Grantor shall transfer any cash distributions or interest received by the Grantor immediately to the Custodian for credit to the Collateral Account, and the Custodian shall promptly credit such Instrument to the Collateral Account; and

(d)	keep full and accurate records relating to the Collateral.

6.2
Other Financing Statements and Liens. The Grantor shall not file or permit to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Secured Party is not named as the sole secured party or be a party to any control agreement related to the Collateral except in favour of the Secured Party, and (subject to any Custody Agreements and any other custody arrangements with the Custodian or any sub-custodian) shall not otherwise create or permit to exist any Security Interest or any other interest of any kind upon or with respect to any of such Collateral, except for (i) the Security Interests created by this Agreement, the Control Agreement or Section 5.4 of the Custody Agreement and (ii) any Security Interests arising by operation of law.

6.3	Voting Rights; Dividends; etc.

(a)
So long as no Declared Default shall have occurred and be continuing, the Grantor shall be entitled (i) to exercise or refrain from exercising any or all voting and other consensual rights in respect of the Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement and (ii) to receive from the Secured Party any cash dividend, interest or other cash distribution with respect to the Collateral actually received by the Secured Party, net of withholding for any tax, assessment, charge or levy. In order to release such dividend, interest or distribution, the Grantor may execute an appropriate Collateral Release Notice in respect thereof, subject to the Borrowing Base being equal to at least 100% of the aggregate face amount of all issued Letters of Credit on and as of the date of such release.

(b)
The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights it is entitled to exercise pursuant to clause (a)(i) above and to receive the dividends or interest payments which it is entitled to receive and retain pursuant to clause (a)(ii) above.

(c)
Upon the occurrence and during the continuance of a Declared Default, (i) the Grantor shall hold any dividends, interest or other distributions which it receives with respect to the Collateral in trust for the Secured Party, separate from all other cash of the Grantor, and forthwith transfer such dividends, interest or other distributions to the Custodian for crediting to the relevant Collateral Accounts, (ii) the Secured Party shall be entitled to register all or any item of such Collateral in its own name or in the name of its nominee or designee and (iii) the Secured Party shall be entitled to exercise all voting rights, and to give any and all consents in connection with, any and all Securities, and the Grantor hereby grants the Secured Party an irrevocable proxy and irrevocably appoints the Secured Party its attorney-in-fact coupled with an interest to vote or otherwise act in furtherance of the purposes hereof. Upon request from the Grantor, the Secured Party shall forthwith make and deliver to the Grantor such powers of attorney, consents or waivers as the Grantor shall reasonably request in order to permit the Grantor to exercise its rights under this Section 6.3. Upon request, the Grantor shall forthwith make and deliver to the Secured Party such powers of attorney, consents and waivers (in addition to the power of attorney and consent set forth in this Section 6.3(c)) as the Secured Party shall reasonably request in order to permit the Secured Party to exercise its rights under this Section 6.3 and this Agreement. Notwithstanding the foregoing, the Grantor may not take any action under this Section 6.3 with respect to any Collateral that, in the Secured Party's reasonable judgment, (i) would in any way affect the Security Interest of this Agreement with respect to an item of Collateral or impair the interest or rights of the Secured Party therein, except as permitted by Section 4.4 hereof or (ii) would otherwise be inconsistent with the provisions of this Agreement or result in a violation hereof. The Grantor shall not give any consent or waiver, authorize any assumption, make any modification and supplement, or take other action with respect to any Collateral in any manner inconsistent with the manner in which the Grantor acts with respect to investments of the same type held by the Grantor for its own account.

6.4
Custody Agreement. The Grantor will not agree to any amendment, waiver, modification or supplement to the Custody Agreement that affects the Collateral Accounts (other than amendments to the standard terms and conditions notified to the Grantor by the Custodian by mailing online or other similar communication) without the prior written consent of the Secured Party.

7.	Remedies; Distribution of Collateral

7.1
Remedies. The Grantor agrees that, if any Declared Default shall have occurred and be continuing, then and in every such case, the Secured Party, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under the UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(a)
personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof (including, without limitation, the Custodian) with or without notice or process of law, and for that purpose may enter upon the Grantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor;

(b)
instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Secured Party and may exercise any and all remedies of the Grantor in respect of such Collateral;

(c)	deliver a Notice of Exclusive Control (as defined in the Control Agreement) to the Custodian and/or instruct the Custodian to transfer all Collateral held by the Custodian to the Secured Party;

(d)
sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 thereof, or direct the Grantor or the Custodian to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(e)
take possession of the Collateral or any part thereof, by directing the Grantor and/or the Custodian in writing to deliver the same to the Secured Party at any reasonable place or places designated by the Secured Party (including, without limitation, to an account or accounts in the name of the Secured Party designated by the Secured Party), in which event the Grantor and/or the Custodian shall at the Grantor's expense:

(i)
forthwith cause the same to be moved, held, transferred, credited or deposited to the place or places (or account or accounts) so designated by the Secured Party and there delivered to the Secured Party; and

(ii)	store and keep any Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party as provided in Section 7.2 hereof;

(f)	apply any cash constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4 hereof;

(g)
set-off any and all Collateral against any and all Secured Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Secured Obligations of the Grantor;

(h)
vote all or any part of the Collateral (whether or not transferred into the name of the Secured Party) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Grantor hereby irrevocably constituting and appointing the Secured Party for the purposes of this Section 7.1(h) the proxy and attorney-in-fact of the Grantor, with full power of substitution to do so);

(i)	receive all amounts payable in respect of the Collateral otherwise payable to the Grantor under Section 6.3 hereof; and

(j)	take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC.
It is understood and agreed that the Grantor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Grantor of said obligation. .

7.2
Disposition of the Collateral. If any Declared Default shall have occurred and be continuing, then any Collateral repossessed by the Secured Party under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable (including, without limitation, on the NYSE or any other established market). Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Secured Party may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Secured Party may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Secured Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the Grantor. The Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws (including, without limitation, any state or federal securities laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Grantor's expense.

7.3
Waiver of Claims. Except as otherwise provided in this Agreement, the Grantor hereby waives, to the extent permitted by applicable law, judicial hearing in connection with the secured party's taking possession or the secured party's disposition of any of the collateral, including, without limitation, any and all prior hearing for any prejudgment remedy or remedies, and the Grantor hereby further waives, to the extent permitted by law:

(a)	all damages occasioned by such taking of possession or any such disposition except any damages which are the result of the Secured Party's bad faith, gross negligence or wilful misconduct;

(b)	all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

(c)
all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Grantor.

7.4	Application of Proceeds.

(a)
All cash collected by the Secured Party upon any sale or other disposition of the Collateral, together with all other cash received by the Secured Party hereunder, shall be applied as provided in the Credit Agreement.

(b)	All payments required to be made hereunder shall be made to the Secured Party.

(c)	It is understood that the Grantor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

(d)
If at any time when the Secured Party shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities pursuant to Section 7.2 hereof, either (i) such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under any applicable securities laws, or (ii) such Collateral is effectively registered under applicable securities laws, the Secured Party may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable, consistent with and to the extent permitted by applicable law, in order that such sale may legally be effected without registration. Without limiting the generality of the foregoing, in any such event the Secured Party, in its sole and absolute discretion:

(i)
may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under any applicable securities law;

(ii)	may approach and negotiate with a single possible purchaser to effect such sale; and

(iii)
may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Secured Party shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Secured Party may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

7.5
Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given to the Secured Party under this Agreement, the other Finance Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Secured Party in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on the Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand. In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

7.6
Discontinuance of Proceedings. In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Grantor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

7.7
Rights of Secured Party. In making the determinations and allocations required by this Section 7, the Secured Party may rely upon its records and information supplied by the Grantor, the Custodian and any other Person, and the Secured Party shall have no liability to the Grantor for actions taken in reliance on such information, except in the case of its bad faith, gross negligence or wilful misconduct.

7.8	Effect of Bankruptcy; Obligations Absolute.

(a)
If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Secured Party's Security Interest hereunder is avoided, disallowed or otherwise not enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Secured Party shall make the calculations required by this Section 7 without giving effect to such Secured Obligations and shall apply the proceeds of the Collateral in the proportions and subject to the priorities specified herein.

(b)
The obligations of the Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Grantor or any other Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Security Document; or

(c)	Any amendment to or modification of any Finance Document or any security for any of the Secured Obligations; whether or not the Grantor shall have notice or knowledge of any of the foregoing.

8.	Miscellaneous

8.1
No Waiver. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or plural exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

8.2
Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing and (unless delivered personally) shall be given by facsimile, electronic mail or first class pre-paid post (airmail if sent internationally) and (a) in the case of the Grantor or the Secured Party, at the address for notices specified for such Person in the Credit Agreement and (b) as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, notices addressed as provided above shall be deemed to have been duly given when received (in the case of facsimile and electronic mail), when delivered (in the case of personal delivery), two (2) days after posting (in the case of letters sent within the same country), or five (5) days after posting (in the case of letters sent internationally by overnight courier service only). In each of the above cases any notice received on a non-working day or after business hours in the country of receipt shall be deemed to be given on the next following working day in such country.

8.3
Fees and Expenses of Custodian. The Grantor agrees to pay any and all fees, expenses, charges and costs of the Custodian relating solely to the Grantor and/or the Collateral or Collateral Accounts upon demand, and in no event or circumstance will the Security Party have any liability therefor.

8.4	Expenses etc. of Secured Party: Indemnity:

(a)
The Grantor agrees to pay or reimburse the Secured Party for: (i) all reasonable out of pocket costs and expenses of the Secured Party (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (x) any enforcement or collection proceedings, including, without limitation, all manner of participation in or other involvement with (A) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (B) judicial or regulatory proceedings and (C) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated), in the case of (A), (B) and (C) relating solely to the Collateral or Collateral Accounts, and (y) the enforcement of this Section 8.4; and (ii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred by the Secured Party relating solely to the Collateral or Collateral Accounts in connection with any filing, registration, recording or perfection of any security interest contemplated hereby.

(b)
The Grantor agrees to indemnify, reimburse and hold the Secured Party and its respective successors, assigns, employees, affiliates and agents (hereinafter referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injures, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.4(b) the foregoing are collectively called "expenses") of whatsoever kind and nature relating solely to the Collateral and Collateral Accounts and imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or any other document executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of, or the preservation of any rights under this Agreement, or in any way relating to or arising out of the ownership, purchase, delivery, control, acceptance, lease, financing, possession, sale, return or other disposition, or use of the Collateral, in each case to the extent permitted by this Agreement; provided that no Indemnitee shall be indemnified pursuant to this Section 8.4(b) for losses, damages or liabilities to the extent caused by the bad faith, gross negligence or wilful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). The Grantor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgement, the Grantor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Grantor of any matter which is likely to result in a claim against the Grantor under this Section 8.4(b) of which such Indemnitee has knowledge.

(c)
Without limiting the application of Section 8.4(a) hereof, the Grantor agrees to pay or reimburse the Secured Party for any and all reasonable fees, costs and expenses of whatever kind or nature relating solely to the Grantor and/or the Collateral and Collateral Accounts and incurred in connection with the creation, preservation or protection of the Secured Party's Security Interests on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Security Interests upon or in respect of the Collateral, and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(d)
Without limiting the application of Section 8.4(a) or (b) hereof, the Grantor agrees, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee suffers, expends or incurs, if any, in consequence of or growing out of any misrepresentation by the Grantor in this Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

(e)
If and to the extent that the obligations of the Grantor under this Section 8.4 are unenforceable for any reason, the Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

8.5
Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of the Grantor contained in Section 8.4(b) hereof shall continue in full force and effect notwithstanding the termination of all Letters of Credit issued under the Credit Agreement and the payment of all other Secured Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

8.6
Waiver; Amendment. Except as otherwise expressly provided in this Agreement, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Grantor and the Secured Party.

8.7
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither the Grantor nor the Custodian may assign any of its respective rights or obligations hereunder without the prior consent of the Secured Party, such consent not to be unreasonably withheld or delayed.

8.8
Termination. Upon the occurrence of the Termination Date (as defined below) (a) this Agreement and the Security Interests and the power of attorney created hereunder shall automatically terminate (provided that all indemnities set forth herein including, without limitation in Section 8.4(b) hereof, shall survive such termination) and (b) the Secured Party, at the request and expense of the Grantor, will immediately execute, deliver and record proper instruments acknowledging the satisfaction and release of this Agreement and any Security Interests created hereunder (including, without limitation, filing any Uniform Commercial Code termination statements on form UCC-3 and in respect of all financing statements or registrations, in Bermuda or otherwise, theretofore filed with respect to the Security Interests granted hereunder and notifying the Custodian and all other relevant persons of the termination of all rights of the Secured Party under the Control Agreement) and (c) the Secured Party will immediately duly assign, transfer and deliver to the Grantor (without recourse and without any representation or warranty) such of the Collateral of the Grantor as may be in the possession of the Secured Party and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which (a) the Secured Party shall have no obligation to issue additional Letters of Credit under the Credit Agreement and all Letters of Credit issued under the Credit Agreement have either been terminated or are collateralized by Cash and/or Securities in form and amount and in a manner satisfactory to the Secured Party in its sole discretion or are supported by back-to-back letters of credit the terms, conditions and issuer of which are satisfactory to the Secured Party, and (iii) all Secured Obligations then due and payable have been paid in full (save for indemnifications that have not been claimed or matured). If the Secured Party shall fail to execute, deliver or record any UCC 3 termination statement or similar filing or registration or give any notice of termination to the Custodian as aforesaid within one Business Day after the Termination Date, the Secured Party hereby irrevocably authorises the Grantor to do so in the name and on behalf of the Secured Party.

8.9
Powers Coupled with an Interest. Except to the extent otherwise expressly provided herein, all authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest but solely until the Termination Date.

8.10
Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

8.11
Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Transmission of an executed counterpart or copy of an executed counterpart shall constitute delivery of the original executed counterpart for all purposes.

8.12	Governing Law; Jurisdiction; Consent to Service of Process.

(a)
This Agreement shall be construed in accordance with and governed by the law of the State of New York (without giving regard to any conflicts of laws provisions thereof that would cause the application of the laws of any other jurisdiction).

(b)
Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against the Grantor or its properties in the courts of any jurisdiction.

(c)
Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)
Each party to this Agreement irrevocably consents to service of process in the manner provided for service of process in Section 24.2 (Service of Process) of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e)
The Grantor hereby irrevocably designates, appoints and empowers the service of process agent appointed under the Credit Agreement, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Grantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Secured Party under this agreement.

8.13
Waiver of jury trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in an legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this section.

8.14
Integration. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Grantor and the Secured Party with respect to the subject matter thereof.

8.15
Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provisions of this Agreement, which shall remain in full and effect.

8.16	[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.
XL INSURANCE (BERMUDA) LTD,

as Grantor

By    /s/ C. Stanley Lee
Name: C. Stanley Lee
Title: SVP, Chief Financial Officer

ING BANK N.V., LONDON BRANCH,
as Secured Party

By    /s/ M E R Sharman
Name: M E R Sharman
Title: Managing Director

By    /s/ PNA Galpin
Name: PNA Galpin
Title: Director

Signature Page to XL Insurance Pledge and Security Agreement

ANNEX A
SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
(AND WHETHER A REGISTERED ORGANIZATION AND/OR
A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Exact Legal Name of the Grantor	Type of Organization (or, if the Grantor is an individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Grantor's Location (for purposes of UCC §9-307)	Grantor's Organization Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
XL Insurance (Bermuda) Ltd	Company	No	Bermuda	Bermuda	12809	No

EXHIBIT A
Form of Collateral Transfer Notice
(Date)
This is a notice of Collateral Transfer to which reference is made in Section 4.3(b) of the Pledge and Security Agreement, dated as of December 30, 2014 (as the same may be amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among the undersigned ("Grantor") and ING Bank N.V., London Branch, as Secured Party (in such capacity, the "Secured Party"). Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Security Agreement and, if not defined therein, in the Credit Agreement referred to therein.
The undersigned Grantor hereby notifies the Secured Party that the cash and/or securities described in Schedule I attached hereto shall, on or prior to [ ], be delivered, transferred or deposited with the Custodian for inclusion in the Collateral Accounts (and, accordingly, the Borrowing Base).
The Grantor hereby certifies that, with respect to each item of Collateral listed on said Schedule or Schedules, as to each of the matters set forth in Sections 3.1 of the Security Agreement, the Grantor's representations and warranties are true and correct as of the date hereof.
The Grantor hereby certifies that the Borrowing Base is equal to or exceeds in amount 100% of the aggregate face amounts of all issued Letters of Credit on and as of the date of Collateral Transfer contemplated hereby.
Each Schedule attached hereto shall be deemed to be incorporated in the Security Agreement and herein as if set forth in full in the Security Agreement and herein.

XL Insurance (Bermuda) Ltd, as Grantor

By:
Name:
Title:

EXHIBIT B
Form of Collateral Release Notice

(Date)

This is a Collateral Release Notice to which reference is made in Section 4.4(b) of the Pledge and Security Agreement, dated as of December 30, 2014 (as the same may be amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made by the undersigned ("Grantor") and ING Bank N.V., London Branch, as Secured Party (in such capacity, the "Secured Party"). Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Security Agreement and, if not defined therein, in the Credit Agreement referred to therein.
The undersigned Grantor hereby [Choose option 1 if no Declared Default; option 2 if Declared Default has occurred and is continuing] [Option 1: certifies that it has requested that the Custodian, on [date], release from the Collateral Accounts the cash and/or securities described in Schedule I attached hereto.][Option 2: request that the Secured Party instruct the Custodian to release from the Collateral Accounts the cash and/or securities described in Schedule I attached hereto.]
The Grantor hereby represents and warrants that:
[Choose one:(a) no Declared Default has occurred and is continuing or would result after giving effect to the release referred to above and (b) the Borrowing Base is in amount equal to at least 100% of the aggregate stated amounts of all issued Letters of Credit on the date hereof and after giving effect to the Collateral release referred to above.
[or]
(a) a Declared Default has occurred and is continuing, but (b) the Borrowing Base is in amount equal to at least 125% of the aggregate stated amounts of all issued Letters of Credit on the date hereof and after giving effect to the Collateral release referred to above.]The Grantor hereby certifies that, with respect to each item of Collateral listed on said Schedule or Schedules, as to each of the matters set forth in Sections 3.1 of the Security Agreement, the Grantor's representations and warranties are true and correct as of the date hereof.
Each Schedule attached hereto shall be deemed to be incorporated in the Security Agreement and herein as if set forth in full in the Security Agreement and herein.
XL Insurance (Bermuda) Ltd, as Grantor

By:
Name:
Title:

2